SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 12, 2001
                                -----------------

                                EYECITY.COM, INC.
                                ------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                0-27561                       11-3327465
       ------------------------   -----------------------------------
       (Commission File Number)   (IRS Employer Identification Number)

                     79 Express Street, Plainview, NY 11803
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 822-5000

ITEM 5. OTHER EVENTS

      The Registrant has made certain changes in its business to consumer business as described in its Press release dated January 17, 2001, which is filed as an exhibit to this form.

Item 7. Financial Statements and Exhibits

99.1  Press release dated January 17, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EYECITY.COM, INC.


                             By:   /s/ Mark H. Levin
                                   ------------------------------
                                   Name: Mark H. Levin
                                   Title: President and Chief Executive Officer

Date:   January 17, 2001


                                       2